UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 15, 2024

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Park Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	GORV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 18, 2024, Lazydays Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”).Subsequent to the filing of the Original Form 8-K, the Company determined there was one error under Item 3.03 of the Original Form 8-K. This Current Report on Form 8-K/A hereby amends and restates in its entirety Item 3.03 of the Original Form 8-K to correct the error. The Original Form 8-K otherwise remains unchanged.

Item 3.03 Material Modification to Rights of Security Holders.

On November 15, 2024, in connection with the issuance of the PIPE Shares and pursuant to the Company’s Certificate of Designations of Series A Convertible Preferred Stock, because the Company issued and sold PIPE Shares at a price less than the prior $9.65 conversion price of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”), the conversion price of the Preferred Stock was adjusted to $4.50 per share (the “Conversion Price Adjustment”). After this adjustment to the conversion price of the Preferred Stock and taking into account accrued dividends on the Preferred Stock as of November 15, 2024, the 600,000 shares of the Preferred Stock outstanding prior to the consummation of the transactions contemplated by the Exchange Agreements would convert into a total of 15,212,254 shares of Common Stock (adjusted from 5,962,733 as of on the original issue date of the Preferred Stock and adjusted from 7,096,747 as of immediately prior to the issuance of the PIPE Shares after taking into account such accrued dividends). The Conversion Price Adjustment does not change the number of Exchange Shares the Holders will receive pursuant to the Exchange Agreements, but rather only the number of shares of Common Stock underlying the shares of Preferred Stock that shall remain outstanding until after the Charter Amendment becomes effective.

Also on November 15, 2024, pursuant to the warrants (the “Warrants”) to purchase in the aggregate up to 2,000,000 shares of Common Stock issued to CCP and Blackwell, because the Company issued and sold PIPE Shares at a price less than the prior $5.25 price per share at which shares of Common Stock may be purchased upon exercise of the Warrants (the “Warrant Price”), the Warrant Price was adjusted to $3.83, which represents the Warrant Floor Price under the Warrants. After this adjustment to the Warrant Price, the Warrants may be exercised to purchase up to an aggregate of 10,194,174 shares of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

November 18, 2024	By:	/s/ Ronald K. Fleming
Date		Ronald K. Fleming
Interim Chief Executive Officer